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                              WES ACQUISITION CORP.
                             411 West Putnam Avenue
                          Greenwich, Connecticut 06830

April 12, 1996

Wahlco Environmental Systems, Inc.
9660 West Segerstrom Avenue
Santa Ana, CA 92704

Gentlemen:

     Reference is made to (l) that certain Term Loan Agreement dated as of July 28, 1995, as amended (the "Term Loan Agreement"), between WESAC Acquisition Corp. ("WESAC") and Wahlco Environmental Systems, INC, ("Wahlco"), and the notes issued pursuant thereto (the "Term Loan Notes"), and (2) that certain Note, dated May 15, 1995 (the "Acquisition Debt Note"), in the principal amount of $4,900,000 from Wahlco to WESAC.

     This letter will confirm that, commencing October 1, 1995, and continuing through December 31, 1996, on each date when interest shall have become, or would otherwise become, due and. payable in respect of the Acquisition Debt Note and the Term Loan Notes, such interest shall be capitalized and added to the outstanding principal balance of the Acquisition Debt Note or the Term Loan Notes, as the case may be, and the new principal balance of the Acquisition Debt Note and the Term Loan Notes, as the case may be, shall accrue interest at the rate provided therein.

     This agreement constitutes the entire agreement between Wahlco and WESAC with respect to the subject matter hereof, Except as set forth herein, the Term Loan Agreement, the Term loan Notes and the Acquisition Debt Note remain in full force and effect.

     This agreement may not bc amended, modified or waived except by a written agreement signed by Wahlco and WESAC. This agreement shall he governed by the laws of the State of New York. This agreement may be executed in counterparts, all of which, when taken together, shall constitute one agreement.

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Wahlco Environmental Systems, Inc.
April 12, 1996
Page 2

     If the foregoing correctly sets forth our agreement with respect to the subject matter hereof, kindly sign in the space indicated below and return two executed copies of this letter to WESAC at its address set forth above.

                                        WES ACQUISITION CORP.

                                        By: /s/ illegible
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                                        Its: VP
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Agreed to and accepted as of
this 15th day of February, 1996

WAHLCO ENVIRONMENTAL SYSTEMS, INC.

By: /s/ illegible
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Its: Chief Financial Officer
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